L

WEALTH BUILDING OPPORTUNITY

National Security Variable Account L

Annual Report

DECEMBER 31, 2007

National Security Variable Account L

National Security Life and Annuity Co.
Binghamton, New York

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
ONE FINANCIAL WAY, CINCINNATI, OHIO 45242

MESSAGE FROM THE CHIEF EXECUTIVE OFFICER

We are pleased to provide you with your copy of the 2007 National Security Variable Account L Annual Report. The report outlines the performance of the underlying portfolios owned by National Security Variable Account L for 2007. We’re pleased to share these results with you.

We appreciate you choosing a National Security Life and Annuity product, and we look forward to continuing to serve your financial service needs. Please contact your registered representative with any questions, or if you need additional assistance, please contact our customer service center at 1-877-446-6060.

John J. Palmer, FSA
Chief Executive Officer

ABOUT THIS REPORT

This report is a presentation of the National Security Variable Account L.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity
These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations
The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and the change in unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity
The Statements of Changes in Contract Owners’ Equity include increase or decrease in Contract Owners’ Equity from Operations for income and expenses as shown on the Statements of Operations. In addition, the Equity Transactions section of these statements illustrates purchase payments, transfers to and from other subaccounts, and cost of insurance and administrative fee, and lapse charges. The sum of these two sections represents the Net Change in Contract Owners’ Equity which, when added to the beginning Contracts Owners’ Equity, equals Contract Owners’ Equity at the end of the reporting period. The Change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements
The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

National Security Variable Account L

Statements of Assets and Contract Owners’ Equity	December 31, 2007

		Contract
		owners’ equity
		Contracts in
	Assets	accumulation
	Investments at	period
	fair value	(note 5)

Ohio National Fund, Inc.:
S&P 500 Index Subaccount 836 Shares (Cost $11,313)	$12,840	$12,840
High Income Bond Subaccount 1,264 Shares (Cost $11,216)	12,238	12,238
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount 1,029 Shares (Cost $13,038)	12,895	12,895
Structured U.S. Equity Subaccount 151 Shares (Cost $1,991)	1,982	1,982
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount 525 Shares (Cost $15,335)	14,419	14,419

Totals	$54,374	$54,374

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Period Ended December 31, 2007

					Fidelity
					Variable
					Insurance
					Products
			Goldman Sachs Variable		Fund - Service
	Ohio National Fund, Inc.		Insurance Trust		Class 2
	S&P 500	High Income	Growth &	Structured	VIP
	Index	Bond	Income	U.S. Equity	Contrafund	Total
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccounts
	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$175	$0	$237	$22	$101	$535
Risk & administrative expense (note 2)	(88)	(83)	(91)	(14)	(93)	(369)

Net investment activity	87	(83)	146	8	8	166

Reinvested capital gains	0	0	1,221	155	3,464	4,840

Realized & unrealized gain (loss) on investments:
Realized gain	137	76	115	10	121	459
Unrealized gain (loss)	207	279	(1,457)	(227)	(1,731)	(2,929)

Net gain (loss) on investments	344	355	(1,342)	(217)	(1,610)	(2,470)

Net increase (decrease) in contract owners’ equity from operations	$431	$272	$25	$(54)	$1,862	$2,536

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.				Goldman Sachs Variable Insurance Trust
							Structured
	S&P 500 Index		High Income Bond		Growth & Income		U.S. Equity
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$87	$47	$(83)	$(56)	$146	$102	$8	$7
Reinvested capital gains	0	0	0	0	1,221	390	155	0
Realized gain (loss)	137	96	76	34	115	130	10	10
Unrealized gain (loss)	207	1,004	279	748	(1,457)	1,043	(227)	133

Net increase (decrease) in contract owners’ equity from operations	431	1,147	272	726	25	1,665	(54)	150

Equity transactions:
Contract purchase payments	3,341	4,062	3,341	4,062	3,341	4,062	559	558
Cost of insurance & other administrative fees (note 2)	(1,042)	(991)	(979)	(961)	(1,068)	(1,020)	(99)	(102)

Net equity transactions	2,299	3,071	2,362	3,101	2,273	3,042	460	456

Net change in contract owners’ equity	2,730	4,218	2,634	3,827	2,298	4,707	406	606
Contract owners’ equity:
Beginning of period	10,110	5,892	9,604	5,777	10,597	5,890	1,576	970

End of period	$12,840	$10,110	$12,238	$9,604	$12,895	$10,597	$1,982	$1,576

Change in units:
Beginning units	492	328	634	417	808	547	137	94

Units purchased	155	216	215	284	247	347	48	52
Units redeemed	(48)	(52)	(63)	(67)	(79)	(86)	(9)	(9)

Ending units	599	492	786	634	976	808	176	137

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Fidelity Variable Insurance
	Products Fund - Service Class 2
	VIP Contrafund		Total
	Subaccount		Subaccounts
	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$8	$25	$166	$125
Reinvested capital gains	3,464	797	4,840	1,187
Realized gain (loss)	121	177	459	447
Unrealized gain (loss)	(1,731)	(130)	(2,929)	2,798

Net increase (decrease) in contract owners’ equity from operations	1,862	869	2,536	4,557

Equity transactions:
Contract purchase payments	3,341	4,063	13,923	16,807
Cost of insurance & other administrative fees (note 2)	(1,092)	(1,044)	(4,280)	(4,118)

Net equity transactions	2,249	3,019	9,643	12,689

Net change in contract owners’ equity	4,111	3,888	12,179	17,246
Contract owners’ equity:
Beginning of period	10,308	6,420	42,195	24,949

End of period	$14,419	$10,308	$54,374	$42,195

Change in units:
Beginning units	727	501	2,798	1,887

Units purchased	218	304	883	1,203
Units redeemed	(71)	(78)	(270)	(292)

Ending units	874	727	3,411	2,798

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Notes to Financial Statements	December 31, 2007

(1)	Basis of Presentation and Summary of Significant Accounting Policies

National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”) and all obligations arising under variable life insurance policies are general corporate obligations of NSLA. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account commenced operations on February 24, 2004.

Assets of the Account are assigned to the following subaccounts:
Ohio National Fund, Inc.: S&P 500 Index and High Income Bond
Goldman Sachs Variable Insurance Trust: Growth & Income and Structured U.S. Equity
Fidelity Variable Insurance Products Fund — Service Class 2: VIP Contrafund

The underlying funds in which the subaccounts invests are diversified open-end management investment companies. The funds investments are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2007. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”), performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. NSLA is a subsidiary of ONLIC. For these services, ONI received fees of approximately $17.7 and $14.6 million for the years ended December 31, 2007 and 2006, respectively.

Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of NSLA. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. There were no transfers to or from the NSLA fixed portion of life insurance policies for the periods ended December 31, 2007 and 2006.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds with similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

NSLA offers deferred variable policies through the Account. The primary distribution for the policies is conducted by an affiliate, although other means of distribution may be utilized.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk under the policies. NSLA charges the Accounts’ assets for assuming those risks. Such charges are assessed through the unit value calculation.

At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and a pre-determined annualized rate as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to the each policies current premium allocation choices. The premium expense charge has two components., distribution charge of premiums paid and premium payments will be subject to state premium tax and any other state of local taxes applicable to each policy. Total premium expense charges assessed by NSLA amounted to $1,032 and $1,246 for the periods ended December 31, 2007 and 2006, respectively.

The following table illustrates product and contract level charges:

Security
Advantage VUL
Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt	3.9% to 4.9%

Premium Taxes
Deducted from premiums upon receipt	2%

Surrender Fees
Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse, and decreases in stated amount. (per $1,000)
$12.29 to $132.66

Transfer Fees — per transfer
(currently no charge for the first 12 transfers each contract year)	$3 to $15

Administrative Fees
Upon the partial surrender amount. (of the amount surrendered)	the lesser of $25 or 2%

Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.045 to $83.33

Maintenance Fee
Deducted monthly	$7

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

The following charges for riders are assessed through the redemption of units:	Security Advantage VUL

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17

Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider.
up to 10%

Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75

Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19

Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of NSLA under the Internal Revenue Code. Taxes are the responsibility of the policy holder upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, NSLA does not provide for income taxes within the Account.

(4)	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Account does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

(5)	Financial Highlights

The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

						Investment
	Accumulation	Value	Fair		Total	Income
	Units***	Per Unit	Value	Expenses*	Return**	Ratio****

Ohio National Fund, Inc.:
S&P 500 Index Subaccount
2007	599	$21.425862	$12,840	0.75%	4.28%	1.49%
2006	492	$20.547287	$10,110	0.75%	14.44%	1.35%
2005	328	$17.954296	$5,892	0.75%	3.69%	1.37%
2004	181	$17.315314	$3,126	0.75%	9.48%	2.39%
High Income Bond Subaccount
2007	786	$15.575739	$12,238	0.75%	2.75%	0.00%
2006	634	$15.158162	$9,604	0.75%	9.31%	0.00%
2005	417	$13.866829	$5,777	0.75%	2.23%	6.36%
2004	227	$13.564645	$3,078	0.75%	9.84%	0.66%
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount
2007	976	$13.213813	$12,895	0.75%	0.73%	1.96%
2006	808	$13.117476	$10,597	0.75%	21.72%	2.01%
2005	547	$10.776721	$5,890	0.75%	3.16%	2.18%
2004	306	$10.446877	$3,198	0.75%	17.91%	3.07%
Structured U.S. Equity Subaccount
2007	176	$11.267046	$1,982	0.75%	-2.36%	1.19%
2006	137	$11.539835	$1,576	0.75%	12.05%	1.29%
2005	94	$10.298596	$970	0.75%	5.72%	1.02%
2004	47	$9.741352	$455	0.75%	14.08%	2.30%
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount
2007	874	$16.499363	$14,419	0.75%	16.42%	0.82%
2006	727	$14.171671	$10,308	0.75%	10.60%	1.05%
2005	501	$12.812915	$6,420	0.75%	15.78%	0.10%
2004	287	$11.066510	$3,177	0.75%	14.30%	0.00%

*	This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Although the Account commenced operations on February 24, 2004, it began tracking the value per unit on January 1, 2004. Accordingly,

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

the 2004 total returns presented represent the actual twelve month return for the subaccount for the period ended December 31, 2004.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the dividends for the periods indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund divided by average net assets (by product). This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions to contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratios for funds that were eligible for investment during only a portion of the year are annualized.

National Security Variable Account L

 Report of Independent Registered Public Accounting Firm

The Board of Directors of National Security Life and Annuity Company
 and Contract Owners of National Security Variable Account L:

We have audited the accompanying statements of assets and contract owners’ equity of National Security Variable Account L (comprised of the sub-accounts listed in note 1) (collectively, “the Accounts”) as of December 31, 2007, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2007, and the results of their operations, changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, OH
February 18, 2008

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National Security Variable Account L
Post Office Box 5363
Cincinnati, Ohio 45201-5363

Form 1324-NSLAC Rev. 2-08